SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2003

AT ROAD, INC.

(Exact name of registrant as specified in its charter)

000-31511
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	94-3209170 (I.R.S. Employer Identification No.)

47200 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

510-668-1638
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     The information that is set forth in the Registrant’s Press Release dated June 27, 2003, is incorporated herein by reference.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	99.1	Press Release of At Road, Inc. dated June 27, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT ROAD, INC.

Date: June 27, 2003	By:	/s/ Thomas C. Hoster

Thomas C. Hoster

EXHIBIT INDEX

99.1	Press Release of At Road, Inc. dated June 27, 2003.